Exhibit 3.1.17

CERTIFICATE OF LIMITED PARTNERSHIP

OF

CARRABBA’S/SABBARRAC’S, LIMITED PARTNERSHIP

1.	CARRABBA’S/SABBARRAC’S, LIMITED PARTNERSHIP
(Name of Limited Partnership; must contain a suffix such as “Limited,” “Ltd.,” or “Limited Partnership”)

2.	2202 North West Shore Boulevard, 5th Floor, Tampa, Florida 33607
(Business address of Limited Partnership)

3.	Joseph J. Kadow
(Name of Registered Agent for Service of Process)

4.	2202 North West Shore Boulevard, 5th Floor, Tampa, Florida 33607
(Florida street address for Registered Agent)

5.	/S/ Joseph J. Kadow
(Registered Agent must sign here to accept designation as Registered Agent for Service of Process)

6.	2202 North West Shore Boulevard, 5th Floor, Tampa, Florida 33607
(Mailing Address of the Limited Partnership)

7.	The latest date upon which the Limited Partnership is to be dissolved is: 12/31/2038

8.	Name(s) of general partner(s):	Street address:

	CARRABBA’S ITALIAN GRILL, INC.	2202 North West Shore Boulevard, 5th Floor Tampa, Florida 33607

	SABBARRAC’S RESTAURANT GROUP, INC.	4120 West Maple Road, Suite 204 Bloomfield Hills Township, MI 48301

Under penalties of perjury I (we) declare that I (we) have read the foregoing and know the contents thereof and that the facts stated herein are true and correct.

Signed this 7th day of July, 2000.

Signature of all general partners:

SABBARRAC’S RESTAURANT GROUP, INC.		CARRABBA’S ITALIAN GRILL, INC.
a Michigan corporation, as General Partner		A Florida corporation, as General Partner

By:	/s/ Mark V. Wibel	By:	/s/ Steve T. Shlemon
	MARK V. WIBEL, President		STEVEN T. SHLEMON, President

AFFIDAVIT OF CAPITAL CONTRIBUTIONS

FOR FLORIDA LIMITED PARTNERSHIP

The undersigned, constituting the sole general partner of CARRABBA’S/SABBARRAC’S, LIMITED PARTNERSHIP, a Florida Limited Partnership, certify that:

The amount of capital contributions to date of the limited partners is $ —ZERO—.

The total amount contributed and anticipated to be contributed by the limited partners at this time totals $75,000.

Signed this 7th day of July, 2000.

FURTHER AFFIANT SAYETH NOT.

Under penalties of perjury I (we) declare that I (we) have read the foregoing and know the contents thereof and that the facts stated herein are true and correct.

SABBARRAC’S RESTAURANT GROUP, INC.		CARRABBA’S ITALIAN GRILL, INC.
a Michigan corporation, as General Partner		A Florida corporation, as General Partner

By:	/s/ Mark V. Wibel	By:	/s/ Steve T. Shlemon
	MARK V. WIBEL, President		STEVEN T. SHLEMON, President

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF LIMITED PARTNERSHIP

OF

CARRABBA’S/SABBARRAC’S, LIMITED PARTNERSHIP

(Insert name currently on file with Florida Dept. of State)

Pursuant to the provisions of section 620.109, Florida Statutes, this Florida limited partnership, whose certificate was filed with the Florida Dept. of State on AUGUST 30, 2000, adopts the following certificate of amendment to its certificate of limited partnership.

FIRST: Amendment(s): (indicate article number(s) being amended, added, or deleted)

NEW LIMITED PARTNERSHIP NAME:	CARRABBA’S/CANTON, LIMITED PARTNERSHIP

GENERAL PARTNER BEING DELETED:	SABBARRAC’S RESTAURANT GROUP, INC.

NEW GENERAL PARTNER:	WIBEL OF CANTON, LIMITED PARTNERSHIP 581 Bennington Bloomfield, Hills, MI 48304

SECOND: This certificate of amendment shall be effective at the time of its filing with the Florida Department of State.

THIRD: Signature(s)

Signature of current general partner:

/s/ Joseph J. Kadow
Joseph J. Kadow
Vice President, Carrabba’s Italian Grill

Signature(s) of new general partner(s), if applicable:

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF LIMITED PARTNERSHIP

OF

CARRABBA’S/CANTON, LIMITED PARTNERSHIP

Pursuant to the provisions of section 620,109, Florida Statutes, this Florida limited partnership, whose certificate was filed with the Florida Dept. of State on 8/30/2000, adopts the following certificate of amendment to its Certificate of limited partnership.

FIRST: Amendment

Article 8 of the Certificate of Limited Partnership is hereby amended to delete Wibel of Canton, Limited Partnership as a general partner. Carrabba’s Italian Grill, Inc. shall be the sole general partner of the Partnership.

SECOND: This certificate of amendment shall be effective at the time of its filing with the Florida Department of State.

THIRD: Signatures

Signature of current general partners:

CARRABBA’S ITALIAN GRILL, INC.,
a Florida corporation

By:	/s/ Joseph J. Kadow
Joseph J. Kadow, Vice President

WIBEL OF CANTON, LIMITED PARTNERSHIP,
a Michigan limited partnership

By:	WIBEL’S RESTAURANT GROUP, INC.,
a Michigan corporation, its general partner

By:	/s/ Mark Wibel
Mark Wibel, President

Signature of new general partner:

CARRABBA’S ITALIAN GRILL, INC.
a Florida corporation

By:	/s/ Joseph J. Kadow
Joseph J. Kadow, Vice President